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                                                                    EXHIBIT 10.1

SILICON VALLEY BANK



AMENDMENT TO LOAN DOCUMENTS

BORROWER:   ONYX SOFTWARE CORPORATION

DATE:       MARCH 28, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated February 14, 2002 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. MODIFIED DEFINITION OF ELIGIBLE RECEIVABLES. The double-asterisked (**) insert in the definition of "Eligible Receivables" set forth in Section 8 of the Loan Agreement that currently reads as follows:

                  ** EXCEPT THAT RECEIVABLES OWING FROM AN ACCOUNT DEBTOR LOCATED OUTSIDE THE UNITED STATES OR CANADA WHICH ARE BILLED FROM, AND COLLECTED IN, THE UNITED STATES, MAY BE ELIGIBLE RECEIVABLES, PROVIDED THAT THE AMOUNT OF SUCH RECEIVABLES WHICH ARE ELIGIBLE RECEIVABLES SHALL NOT EXCEED 20% OF TOTAL ELIGIBLE RECEIVABLES

is hereby amended to read as follows:

                  **[OMITTED]

         2. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement, entitled "Credit Limit," is hereby amended to read as follows:


                  1. CREDIT LIMIT

                     (Section 1.1): An amount not to exceed the lesser of: (i)
                                    $13,000,000 at any one time outstanding (the
                                    "Maximum Credit Limit"); or (ii) 75% (an
                                    "Advance Rate") of the amount of Borrower's
                                    Eligible Receivables (as defined in Section
                                    8 above).

                                    Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based



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                                    on changes in collection experience with
                                    respect to Receivables or other issues or factors relating to the Receivables or other Collateral.

                  LETTER OF CREDIT
                  SUBLIMIT
                  (Section 1.5): $13,000,000.

         3. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

                  INTEREST RATE (Section 1.2):

                                    A rate equal to the "Prime Rate" in effect from time to time, plus 1.5% per annum, provided that the interest rate in effect on any day shall not be less than 6% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

         4. MODIFIED COLLATERAL MONITORING FEE. The Collateral Monitoring Fee set forth in Section 3 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

                  Collateral Monitoring
                  Fee:             $1,000 per month, payable in arrears
                                    (prorated for any partial month at the
                                    beginning and at termination of this
                                    Agreement).

         5.       MODIFIED UNUSED LINE FEE. The Unused Line Fee set forth in
Section 3 of the Schedule to the Loan Agreement is hereby amended to read as follows:

                  Unused Line Fee:  In the event, in any calendar month (or
                                    portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans and the aggregate amount of the Letters of Credit outstanding during the month is less than the amount of the Maximum Credit Limit, Borrower shall pay Silicon an unused line fee in an amount equal to 0.25% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans and the aggregate


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                                    amount of the Letters of Credit outstanding
                                    during the calendar month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

         6. MODIFIED MATURITY DATE. The Maturity Date set forth in Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

                  4. MATURITY DATE

                  (Section 6.1):   MARCH 31, 2004.

         7. MODIFIED FINANCIAL COVENANTS. Section 5 of the Schedule to Loan and Security Agreement, entitled "5. FINANCIAL COVENANTS (Section 5.1)," is hereby amended to read as follows:

                  5. FINANCIAL COVENANTS

                  (Section 5.1):    Borrower shall comply with each of the
                                    following financial covenant(s). Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

                  ADJUSTED QUICK
                  RATIO: Borrower shall maintain an Adjusted Quick Ratio of not less than 1.25 TO 1.00.

                  MINIMUM TANGIBLE
                  NET WORTH:        Borrower shall, on a consolidated basis,
                                    maintain a Tangible Net Worth of not less than the following amounts plus an amount equal to 50% of the total consideration received by Borrower after March 1, 2003, in consideration for the issuance by the Borrower of its equity securities and/or subordinated debt securities, effective on the date such consideration is received:

                                    For the month ending March 31, 2003:
                                    $3,750,000;

                                    For each of the months ending April 30, 2003 and May 31, 2003: <$250,000>;

                                    For the month ending June 30, 2003:
                                    $3,900,000;

                                    For each of the months ending July 31, 2003 and August 31, 2003: <$100,000>;


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                                    For the month ending September 30, 2003:
                                    $5,150,000;

                                    For each of the months ending October 31, 2003 and November 30, 2003: $1,150,000;

                                    For the month ending December 31, 2003:
                                    $7,000,000;

                                    For each of the months ending January 31, 2004 and February 28, 2004: $3,000,000; and

                                    For the month ending March 31, 2004:
                                    $7,000,000.

                  DEFINITIONS.      For purposes of the foregoing financial
                                    covenants, the following term shall have the following meaning:

                                    "< >" shall mean a negative figure or loss, as applicable.

                                    "Current assets", "current liabilities" and
                                    "liabilities" shall have the meaning
                                    ascribed thereto by generally accepted
                                    accounting principles.

                                    "Adjusted Quick Ratio" shall mean, as of any applicable date, the ratio of (i) consolidated cash, cash equivalents and Receivables of Borrower determined in accordance with generally accepted accounting principles, consistently applied, to (ii) Borrower's current liabilities plus the face amount of all outstanding Letters of Credit reserved against the Loans less Borrower's deferred revenues less the current portion of Borrower's restructuring accrual and set forth in Borrower's financial statements with respect to excess office space.

                                    "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                        (A) there shall be excluded from assets:
                                        (i) notes, accounts receivable and other obligations owing to Borrower from its


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                                        officers or other Affiliates, and (ii)
                                        all assets which would be classified as
                                        intangible assets under generally
                                        accepted accounting principles,
                                        including without limitation goodwill,
                                        licenses, patents, trademarks, trade
                                        names, copyrights, capitalized software
                                        and organizational costs, licenses and
                                        franchises

                                        (B) there shall be excluded from
                                        liabilities: all indebtedness which is
                                        subordinated to the Obligations under a
                                        subordination agreement in form
                                        specified by Silicon or by language in
                                        the instrument evidencing the
                                        indebtedness which is acceptable to
                                        Silicon in its discretion.

         8. DEFERRED REVENUE OFFSETS. Provided no Default or Event of Default has occurred, potential offsets with respect to Borrower's deferred revenue will not be reserved against Loans that would otherwise be available under the terms of the Loan Agreement.

         9. CLARIFIED BORROWER'S REPRESENTATIONS AND WARRANTIES. The references to the "Borrower's Representations and Warranties dated ________" set forth in Section 7 of the Schedule to Loan and Security Agreement are hereby clarified to mean the Borrower's Representations and Warranties dated February 14, 2002.

         10. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $65,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         11. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         12. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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BORROWER:                                         SILICON:

ONYX SOFTWARE CORPORATION                         SILICON VALLEY BANK

BY  /s/ JAMES O. BECK                             BY /s/ SHANE ANDERSON
  ----------------------------                         -------------------------
    TREASURER                                     TITLE Portfolio Manager

BY  /s/ PAUL B. DAUBER
  ----------------------------
  SECRETARY OR ASS'T SECRETARY


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